UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 23, 2004

                           MONTPELIER RE HOLDINGS LTD.

             (Exact Name of Registrant as Specified in Its Charter)

             Bermuda                       001-31468            Not Applicable

 (State or Other Jurisdiction of    (Commission File Number)  (I.R.S. Employer
  Incorporation or Organization)                             Identification No.)

                                Mintflower Place
                               8 Par-La-Ville Road
                                 Hamilton HM 08
                                     Bermuda

                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (441) 296-5550

                                 Not applicable
          (Former name or former address, if changed since last report)
                            ------------------------

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 23, 2004 Montpelier Re Holdings Ltd. issued a press release announcing that on the basis of currently available information the estimated net negative impact of losses from Hurricane Charley on the Company's results for the third quarter of 2004 is expected to be in the range of $48m-63m. .

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

         The following exhibit is filed as part of this report:

         99.1.  Press Release of the Registrant dated as of August 23, 2004.





                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Montpelier Re Holdings Ltd.
                                     ----------------------------------------
                                               (Registrant)
          August 24, 2004            By: /s/  Neil McConachie
          ---------------          ---------------------------------------------
                Date               Name: Neil McConachie
                                  Title: Chief Accounting Officer and Treasurer
                                     (chief accounting officer)


Index to Exhibits

Exhibit No.                Description
---------------------------------------

99.1              Press Release of the Registrant dated as of August 23, 2004.